Exhibit 99.1

AMSC Announces $25 Million Financing

Transaction to Provide Working Capital to

Support Growth and Diversification Plans

Devens, MA – April 4, 2012 – AMSC (NASDAQ: AMSC), a global solutions provider serving wind and grid leaders, today announced that it has entered into a securities purchase agreement with an institutional investor. Under the terms of the agreement, AMSC raised approximately $25 million in gross proceeds through the sale of convertible notes and warrants. The proceeds will be used for working capital and general corporate purposes.

“This financing provides an added backstop for our business as we pursue our growth and diversification strategy,” said AMSC President and Chief Executive Officer Daniel P. McGahn. “We have been meeting our business objectives and significantly reducing our cash usage. With a bolstered balance sheet, we are focusing our efforts on enabling customer success and achieving sustainable profitability.”

Terms of the Financing

Under the terms of the transaction, AMSC issued an aggregate of $25 million of 7% senior convertible notes in a first tranche of the placement with a conversion price of $4.85 per share, representing a premium of approximately 20% over AMSC’s closing price on April 3, 2012, subject to adjustment. Subject to certain conditions, the notes are scheduled to amortize in monthly installments beginning four months from issuance and ending on October 4, 2014. In addition, the investor received warrants to purchase approximately 3.1 million additional shares of common stock exercisable at a strike price of $5.45 per share until October 4, 2017, subject to adjustment.

Subject to certain conditions contained in the securities purchase agreement, AMSC has the right to require the investor to purchase up to an additional $15 million aggregate principal amount of convertible notes and additional warrants from AMSC. Further details about the transaction are available in the Current Report on Form 8-K that AMSC filed today with the Securities and Exchange Commission.

Deutsche Bank Securities Inc. acted as placement agent for AMSC and Latham & Watkins LLP acted as legal counsel to AMSC in connection with the financing.

The securities sold in this private placement have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States in the absence of an effective registration statement or exemption from registration requirements. The company has agreed to file a registration statement covering the resale of the shares of common stock issuable upon conversion of or pursuant to the terms of the notes and the exercise of the warrants.

About AMSC (NASDAQ: AMSC)

AMSC generates the ideas, technologies and solutions that meet the world’s demand for smarter, cleaner … better energy. Through its Windtec™ Solutions, AMSC enables manufacturers to launch best-in-class

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wind turbines quickly, effectively and profitably. Through its Gridtec™ Solutions, AMSC provides the engineering planning services and advanced grid systems that optimize network reliability, efficiency and performance. The company’s solutions are now powering gigawatts of renewable energy globally and enhancing the performance and reliability of power networks in more than a dozen countries. Founded in 1987, AMSC is headquartered near Boston, Massachusetts with operations in Asia, Australia, Europe and North America. For more information, please visit http://www.amsc.com.

AMSC, Windtec and Gridtec are trademarks or registered trademarks of American Superconductor Corporation. All other brand names, product names, trademarks or service marks belong to their respective holders.

Any statements in this release about future expectations, plans and prospects for the company, including without limitation our prospects for future growth, expectations regarding the purchase of additional notes and warrants under the securities purchase agreement, expectations regarding future financial results, liquidity and profitability and other statements containing the words “believes,” “anticipates,” “plans,” “expects,” “will” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. There are a number of important factors that could materially impact the value of our common stock or cause actual results to differ materially from those indicated by such forward-looking statements. Such factors include: a significant portion of our revenues has been derived from Sinovel Wind Group Co. Ltd., (“Sinovel”), which has stopped accepting scheduled deliveries and refused to pay amounts outstanding; the disruption in our relationship with Sinovel has materially and adversely affected our business and results of operations and if, as we expect, Sinovel continues to refuse to accept shipments from us, our business and results of operations will be further materially and adversely affected; we may seek additional funding in the future and may be unable to raise capital when needed; we have a history of operating losses, and we may incur additional losses in the future; our operating results may fluctuate significantly from quarter to quarter and may fall below expectations in any particular fiscal quarter; changes in exchange rates could adversely affect our results from operations; we have identified material weaknesses in our internal control over financial reporting and if we fail to remediate these weaknesses and maintain proper and effective internal controls over financial reporting, our ability to produce accurate and timely financial statements could be impaired and may lead investors and other users to lose confidence in our financial data; if we fail to implement our business strategy successfully, our financial performance could be harmed; we may not realize all of the sales expected from our backlog of orders and contracts; many of our revenue opportunities are dependent upon subcontractors and other business collaborators; our products face intense competition, which could limit our ability to acquire or retain customers; our success is dependent upon attracting and retaining qualified personnel and our inability to do so could significantly damage our business and prospects; we may acquire additional complementary businesses or technologies, which may require us to incur substantial costs for which we may never realize the anticipated benefits; our international operations are subject to risks that we do not face in the United States, which could have an adverse effect on our operating results; we depend on sales to customers in China, and global conditions could negatively affect our operating results or limit our ability to expand our operations outside of China; changes in China’s political, social, regulatory and economic environment may affect our financial performance; many of our customer relationships outside of the United States are, either directly or indirectly, with governmental entities, and we could be adversely affected by violations of the United States Foreign Corrupt Practices Act and similar worldwide anti-bribery laws outside the United States; we rely upon third party suppliers for the components and subassemblies of many of our Wind and Grid products, making us vulnerable to supply shortages and price fluctuations, which could harm our business; we are becoming increasingly reliant on contracts that require the issuance of performance bonds; problems with product quality or product performance may cause us to incur warranty expenses and may damage our market reputation and prevent us from achieving increased sales and market share; our success in addressing the wind energy market is dependent on the manufacturers that license our designs; growth of the wind energy market depends largely on the availability and size of government subsidies and economic incentives; there are a number of technological challenges that must be successfully addressed before our superconductor products can gain widespread commercial acceptance, and our inability to address such technological challenges could adversely affect our ability to acquire customers for our products; we have not manufactured our Amperium wire in commercial quantities, and a failure to manufacture our Amperium wire in commercial quantities at acceptable cost and quality levels would substantially limit our future revenue and profit potential; the commercial uses of superconductor products are limited today, and a widespread commercial market for our products may not develop; we have limited experience in marketing and selling our superconductor products and system-level solutions, and our failure to effectively market and sell our products and solutions could lower our revenue and cash flow; our contracts with the U.S. government are subject to audit, modification or termination by the U.S. government and include certain other provisions in favor of the government; the continued funding of such contracts remains subject to annual congressional appropriation which, if not approved, could reduce our revenue and lower or eliminate our profit; we may be unable to adequately prevent disclosure of trade secrets and other proprietary information; we have filed a demand for arbitration and other lawsuits against Sinovel regarding amounts we contend are due and owing and are in dispute; we cannot be certain as to the outcome of the proceedings against Sinovel; we have been named as a party to purported

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stockholder class actions and shareholder derivative complaints, and we may be named in additional litigation, all of which will require significant management time and attention, result in significant legal expenses and may result in an unfavorable outcome, which could have a material adverse effect on our business, operating results and financial condition; our technology and products could infringe intellectual property rights of others, which may require costly litigation and, if we are not successful, could cause us to pay substantial damages and disrupt our business; our patents may not provide meaningful protection for our technology, which could result in us losing some or all of our market position; third parties have or may acquire patents that cover the materials, processes and technologies we use or may use in the future to manufacture our Amperium products, and our success depends on our ability to license such patents or other proprietary rights; and our common stock has experienced, and may continue to experience, significant market price and volume fluctuations, which may prevent our stockholders from selling our common stock at a profit and could lead to costly litigation against us that could divert our management’s attention. Reference is made to many of these factors and others in the “Risk Factors” section of the company’s most recent quarterly or annual report filed with the Securities and Exchange Commission. In addition, any forward-looking statements included in this release represent the company’s expectations as of the date of this release. While the company anticipates that subsequent events and developments may cause the company’s views to change, the company specifically disclaims any obligation to update these forward-looking statements. These forward-looking statements should not be relied upon as representing the company’s views as of any date subsequent to the date of this release.

AMSC Contact:

Jason Fredette

Phone: 978-842-3177

Email: jason.fredette@amsc.com